Other Operating Expenses	12 Months Ended
Jun. 30, 2022
Analysis of income and expense [abstract]
Other Operating Expenses	Other operating expenses

	SA Rand
Figures in million	2022	2021	2020
Social investment expenditure	145	126	143
Loss on scrapping of property, plant and equipment (a)	7	161	62
Silicosis settlement provision (b)	23	80	36
Loss allowance	22	47	63
Remeasurement of contingent consideration (c)	(61)	(127)	—
Income from third-party toll treatment fee (d)	(25)	—	—
Other (income)/expense – net (e)	(110)	(46)	5
Total other operating expenses	1	241	309

(a)    These losses arise from the derecognition of property, plant and equipment that is no longer in use. No future economic benefits are expected from the use or disposal of these assets. Refer to note 15 for further detail on the accounting policy as well as the amounts per asset category.

(b)    Refer to note 27 for details on the movement in the silicosis settlement provision.

(c)    Refer to note 29 for details on the remeasurement of the contingent consideration

(d)    The amount relates to fees received from a third party for the treatment of ore at the Doornkop plant.

(e)    The increase for the 2022 year is mainly attributable to insurance claim proceeds of R83 million and profit on the sale of property, plant and equipment of R24 million.